CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
                      RULE 15d-14(b) and 18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Internal Hydro International, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alberto Pastrana, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    January 30, 2006                     /s/ Alberto Pastran
                                              ----------------------------------
                                              Alberto Pastrana,
                                              Chief Financial Officer of
                                              Internal Hydro International, Inc.